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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of Earliest Event Reported): October 9, 2003


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)







         Delaware                      0-19771                22-2786081
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(State or Other Jurisdiction    (Commission file Number)   (IRS Employer
     of Incorporation)                                     Identification No.)



    200 Route 17, Mahwah, New Jersey                            07430
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(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 9, 2003, KPMG LLP ("KPMG") notified the Registrant that as of that date it had resigned as the Registrant's independent accountant.

         The audit reports of KPMG on the Registrant's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the reports of KPMG refer to the Registrant's adoption of Statements of Financial Accounting Standards No. 141, "Business Combinations", for purchase method business combinations completed after June 30, 2001, No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002, and No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections," in 2002.

         During the two most recent fiscal years and through October 9, 2003, there were no disagreements between the Registrant and KPMG as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

         KPMG has furnished the Registrant with a letter addressed to the Commission. A copy of this letter is included as Exhibit 16 to this Report on Form 8-K.



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         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on October 15, 2003.


                                          DATA SYSTEMS & SOFTWARE INC.



                                          BY: /s/ Yacov Kaufman
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                                          Yacov Kaufman
                                          Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibits    Description
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16          Letter regarding change in certifying accountants.


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